UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 S. Friendswood Drive, Suite 401 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 29, 2021, Castle Biosciences, Inc. (the “Company”) entered into a Second Amendment to Standard Office Lease (the “3707 Lease Amendment”) with Alturas Siete II, LLC (the “3707 Landlord”) to amend its Standard Office Lease, dated December 16, 2019, as previously amended on February 16, 2021, between the 3707 Landlord and the Company (the “3707 Lease”). Pursuant to the 3707 Lease Amendment, among other things, the term of the 3707 Lease was extended by 61 months, such that the expiration date is now April 30, 2033. Upon substantial completion of certain improvements, the leased premises will include an additional 2,564 rentable square feet, for a total of approximately 17,752 rentable square feet and the base rent will be $20.50 per rentable square foot per year ($30,326.33 per month) with annual increases beginning September 1, 2022, and each September 1 thereafter, of $0.50 per square foot per year (an increase of $739.67 per month each year).

On November 29, 2021, the Company entered into a Third Amendment to Standard Office Lease (the “3737 Lease Amendment”) with Alturas Siete I, LLC (the “3737 Landlord”) to amend its Standard Office Lease, dated October 5, 2015, as previously amended on December 4, 2018, and December 16, 2019, between the 3737 Landlord and the Company (the “3737 Lease”). Pursuant to the 3737 Lease Amendment, among other things, the term of the 3737 Lease was extended by 69 months, such that the expiration date is now April 30, 2033. The base rent will remain as set forth in the 3737 Lease through July 31, 2027. However, beginning on August 1, 2027, the base rent will be $23.50 per rentable square foot per year ($23,335.50 per month) with annual increases beginning March 1, 2028, and each March 1 thereafter, of $0.50 per square foot per year (an increase of $496.50 per month each year).

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
10.1	Second Amendment to Standard Office Lease, dated November 29, 2021, by and between the Company and Alturas Siete, II, LLC.
10.2	Third Amendment to Standard Office Lease, dated November 29, 2021, by and between the Company and Alturas Siete, I, LLC.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Frank Stokes
Frank Stokes
Chief Financial Officer
Date: December 3, 2021